UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2015

MICHAEL KORS HOLDINGS LIMITED

(Exact name of Registrant as Specified in its Charter)

001-35368

(Commission

File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

33 Kingsway

London, United Kingdom

WC2B 6UF

(Address of Principal Executive Offices)

44 79 6437 8613

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 5, 2015, Michael Kors Holdings Limited (the “Company” or “Michael Kors”) issued a press release containing its unaudited financial results for its third fiscal quarter ended December 27, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.

99.1	Press release issued by Michael Kors Holdings Limited, dated February 5, 2015.

The attached Exhibit is furnished to comply with Item 2.02 and Item 9.01 of Form 8-K. The attached Exhibit is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED

Date: February 5, 2015	By:	/s/ Joseph B. Parsons
	Name:	Joseph B. Parsons
	Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer & Treasurer